EXHIBIT 99.1

Northern Technologies International Corporation Announces New President and CEO and Other Key Leadership Appointments

Gautam Ramdas Appointed President and Chief Executive Officer

G. Patrick Lynch Named Chairman of the Board

Brian Haglund Named Chief Operating Officer

MINNEAPOLIS, Sept. 08, 2026 (GLOBE NEWSWIRE) -- Northern Technologies International Corporation (NASDAQ: NTIC), a leading developer of corrosion inhibiting products and services, as well as bio-based and biodegradable polymer resin compounds, today announced a series of leadership changes as part of its management succession planning.

Effective September 4, 2026, the NTIC Board of Directors elected Gautam Ramdas as President and Chief Executive Officer, succeeding G. Patrick Lynch who was named Chairman of the Board. Mr. Ramdas also was elected as a member of NTIC’s Board of Directors. Richard Nigon, NTIC’s former Chairman of the Board, has been appointed lead independent director. Brian Haglund, NTIC’s former Vice President of Operations – North America, has been promoted to Chief Operating Officer.

“These appointments reflect the depth of leadership talent Patrick has developed at NTIC over two decades and position NTIC to capitalize on the significant opportunities we see ahead,” said Richard Nigon, lead independent director of NTIC. “Patrick’s transition to Chairman of the Board, while remaining as an employee of NTIC to assist with the transition, will allow him to focus on long-term strategy, key growth initiatives, and supporting Gautam in his new leadership role. At the same time, elevating Gautam and Brian into these critical roles gives us proven leaders with deep operational expertise to drive execution across our businesses. We are confident that this new executive team, led by Gautam as President and Chief Executive Officer, has the experience and vision to take NTIC to its next level of performance.”

“NTIC has built market-leading capabilities in corrosion prevention and sustainable materials, serving customers in more than 65 countries,” said G. Patrick Lynch, Chairman of the Board of NTIC. “Gautam and Brian have been instrumental in our success --- Gautam driving our global market development and oil and gas expansion, and Brian transforming our North American operations. By elevating them into these roles, we are strengthening our ability to execute on multiple fronts simultaneously and pursue growth opportunities more aggressively. I am confident this team will accelerate our progress and deliver value for stockholders.”

G. Patrick Lynch, Chairman of the Board

Mr. Lynch has been with NTIC since 1995. He served as President from July 2005 to September 2026 and Chief Executive Officer from January 2006 to September 2026 and has served as a director since February 2004. He holds an MBA from the University of Michigan Ross School of Business.

Gautam Ramdas, President and Chief Executive Officer

Mr. Ramdas has been with NTIC since 2005, most recently serving as Vice President of Zerust® Integrity Solutions, and before that position, Vice President and Director – Global Market Development – Oil & Gas. He previously held consulting roles at IBM Business Consulting Services and PricewaterhouseCoopers Management Consulting. He holds an MBA from the University of Michigan Ross School of Business and a B.S. in Mechanical Engineering from the College of Engineering, Guindy in Chennai, India.

Brian Haglund, Chief Operating Officer

Mr. Haglund has been with NTIC since 2018, most recently serving as Vice President of Operations – North America. He previously held leadership roles at Textron, a Fortune 500 industrial conglomerate, where he led global operations and manufacturing facilities in the U.S., China, and Germany. He holds an MBA in Finance from the Miller College of Business at Ball State University and a B.A. in Supply Chain Management from the Eli Broad College of Business at Michigan State University.

About Northern Technologies International Corporation

Northern Technologies International Corporation develops and markets proprietary, environmentally beneficial products and services in over 65 countries either directly or via a network of subsidiaries, joint ventures, independent distributors and agents. NTIC’s primary business is corrosion prevention marketed mainly under the ZERUST® brand. NTIC has been selling its proprietary ZERUST® rust and corrosion inhibiting products and services to the automotive, general industrial, mechanical, mining, agricultural, and retail consumer markets for over 50 years and, more recently, has also expanded into the oil and gas industry. NTIC offers worldwide on-site technical consulting for rust and corrosion prevention issues. NTIC’s technical service consultants work directly with the end users of NTIC’s products to analyze their specific needs and develop systems to meet their technical requirements. NTIC also markets and sells a portfolio of bio-based and biodegradable polymer resin compounds and finished products marketed under the Natur-Tec® brand.

Forward-Looking Statements

Statements contained in this release that are not historical information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include NTIC’s beliefs that the recent leadership changes will take NTIC to its next level of performance and accelerate NTIC’s progress and deliver value for NTIC’s stockholders, and other statements that can be identified by words such as “believes,” “continues,” “expects,” “anticipates,” “intends,” “potential,” “will,” “may,” “would,” “should,” or words of similar meaning, and the use of future dates. Such forward-looking statements are based upon the current beliefs and expectations of NTIC’s management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: risks associated with leadership changes; the effect of the U.S.-Israel-Iran conflict, which has had immediate and substantial effects on global trade, energy markets and financial markets; risks associated with international operations, including NTIC China, exposure to exchange rate fluctuations, tariffs, trade disputes and changes to trade regulation; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry, decreased exports of automotive products resulting from tariffs between the U.S. and both Mexico and Canada and the evolution towards electric vehicles; the effect of economic uncertainty, recessionary indicators, inflation, increased interest rates and turmoil in the global credit, financial and banking markets or perception thereof; effect of supply chain disruptions; the effect of initiatives to improve gross margin and profitability, including expanding sales of ZERUST® oil and gas solutions and broadening Natur-Tec® applications globally; the risk that the Beachwood facility sale will not be completed or will result in different than anticipated proceeds to NTIC; NTIC’s dependence on its joint ventures, relationships with joint venture partners and their success, including fees and dividend distributions; effect of economic slowdown and political unrest, including the war between Russia and Ukraine and the conflicts in the Middle East; the level of growth in NTIC’s markets; NTIC’s investments in research and development efforts; acceptance of existing and new products; timing of purchase orders under supply contracts; variability in sales to oil and gas customers and effect on quarterly financial results; increased competition; costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, and rules relating to environmental, health and safety matters; and NTIC’s reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC’s operating and financial results is described in NTIC’s filings with the Securities and Exchange Commission (SEC), including its annual report on Form 10-K for the fiscal year ended August 31, 2025 and subsequent quarterly reports on Form 10-Q. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that it faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Investor and Media Contact:
Matthew Wolsfeld, CFO
NTIC
(763) 225-6600